First Great-West Life & Annuity Insurance Company

(“The Company”)

Administrative Office: 8515 E. Orchard Road

Greenwood Village, CO 80111

APPLICATION FOR LIFE INSURANCE - SUPPLEMENTAL QUESTIONNAIRE

Proposed Insured:

AVIATION

1.  As a pilot or student pilot indicate:

(a) Total hours flown as pilot:
(c) Type of license:	[	]Student	[	]Private	[	]Commercial

(b) Date of last flight

(d) Type of Rating (Ratings)

2.	Class of Medical Certificate:
3.	Date of Last FAA Physical:
4.	Number of hours flown in last 12 months:	and 13-24 months:
5.	Number of hours contemplated in next 12 months:
6.

List and please describe type of flying (i.e., student, instructor, business or employer owned, scheduled airline, non-scheduled airline/charter, crop dusting/seeding/spraying, civil air patrol, national guard or reserve, active duty military, other):

7.	Indicate category and type of aircraft flown:
8.	As a private pilot, do you fly outside of the U.S.? : ____ If yes, for what purpose?
9.	Have you ever: (a) Had an aircraft accident: _____
(b) Been grounded, or had your license revoked? _____
(c) Flown, or intend to fly, in a prototype, experimental or personally built or assembled aircraft? ____
(d) Flown in a rotorcraft, balloon, glider, hang-glider, or ultralight aircraft? _____
(e) Flown in any other type of aircraft, except as mentioned above? _____

SCUBA DIVING

1.	Type of diving:	(i.e. recreational, professional)
2.	Certification type:	(i.e. Resort Course, NAUI, NASDS, PADI, YMCA, other)
3.	Certification level:

(i.e. None, Basic/Level 1, Open Water, Advanced Open Water, Dive Master, Instructor)

4.	(a)	Date of last dive:
(b)	How often do you dive?
(c)	Do you dive alone? [ ]Yes [ ]No (If “Yes” give details.)

(d)	To what depths do you usually dive?
(e)	How deep was your deepest dive?
(f)	If over 60 feet, when, how often, and under what
circumstances?
1.	5. What type of equipment do you use?
5.	What type of equipment do you use?
6.	Where are the locations of your diving?
7.	Do you engage in ice, night, salvage, search and rescue or cave diving? [ ]Yes [ ]No (If “Yes”, give details. Include:

type, specialty certification, total number of specialty dives made, number of specialty dives per year, and average depth.)

8. What are your future diving plans, as to both frequency and length?

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RACING

1.	Type of Racing:
[ ]Auto	(i.e. sports car, formula, stock car, drag racing, midget, other)

[ ]Motorcycle                                                                               (i.e. dirt track, motorcross, drag racing, enduro, hill climbs, other)

[	]Motorboat	(i.e. inboard-hydro, runabout/endurance, outboard,stock/modified/pro, other)
2.	Races as:	(i.e. amateur, professional, both)
3.	Vehicle type: (i.e. make/model, stock vs modified, engine size/make, boat make/model)
4.	Class:
5.	Number of races: Past year	Past 2 years	Overall	Next year
6.	Date of last race:
7.	Average speed:	Maximum Speed:

Reference Number:

Signature of Proposed Insured	Date

(00)

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